UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: December 31, 2014

Date of reporting period: June 30, 2014

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

Hamlin High Dividend Equity Fund

Semi-Annual Report	June 30, 2014

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2014
(Unaudited)

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-HHD-FUND; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2014
(Unaudited)

Dear Shareholders:

Performance and Portfolio Changes

The stock market increased in value over the last three months, barely pausing to digest the prior year’s gains. Stocks climbed a menacing wall of worry: first quarter U.S. GDP shrank nearly 3%; earnings growth decelerated to a paltry 2% rate; Russia threatened to march deeper into Ukraine; and civil war in Iraq nearly toppled a pro-western government on which America had expended thousands of precious lives and billions of dollars. The Treasury market confounded a bearish consensus. Despite a pick-up in inflation gauges, interest rates headed lower due to a slack economy, the Federal Reserve’s recurring promise to delay rate hikes into 2015, and diving EU bond yields. The Institutional Class of our income-oriented Fund outperformed the market, returning 7.74% versus the S&P 500 Index’s 5.23%. Year to date the Institutional Class has returned 12.09% vs 7.14% for the S&P 500. While we are pleased with the Fund’s performance for the quarter and full year, please remember that we are not managing the Fund to track or beat the S&P 500 Index. We don’t select securities to align with any index’s sector weightings or holdings. We aim to construct a quality portfolio with high current income.

The largest sector contributors to performance this quarter were Energy, Consumer Discretionary, and Financial. Industrials, Consumer Staples and Telecom lagged the overall Fund’s return. The largest individual stock performance contributors were ConocoPhillips, Intel, Cinemark Holdings, Ryman Hospitality Properties, and Baytex Energy. FNB, Nucor, Lockheed Martin, Cracker Barrel Old Country Store, and GlaxoSmithKline were the weakest performers. We are excited about five new purchases: Pearson, Regal Entertainment Group, Cracker Barrel Old Country Store, CBS Outdoor Americas, and Lamar Advertising. On average these new investments yielded 4.5% at purchase. Meanwhile the S&P 500 index yielded 1.9% as of June 30, 2014. These equities display characteristics consistent with Hamlin’s focus on sustainable dividend-paying companies. During the quarter we sold Lockheed Martin and Dupont.

Outlook

Six years into a roaring bull market, most of us are content. It is hard not to feel better about our longer term financial condition. The S&P 500 Index has nearly tripled off of its 2009 bottom. Institutional fund holders with us since fund inception have seen their value rise 54.61% in just 27 months. We believe it is going to get tougher. Valuations have risen substantially, inflation is edging

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2014
(Unaudited)

towards the Federal Reserve’s 2.5% target, and earnings growth comparisons are more difficult. We sense complacency over the timing of Central Bank rate hikes. More fundamentally, we remain concerned about the unknowable and unintended consequences of the global quantitative ease experiment. In addition, we must consider the age of this bull market and the implications of an inevitable bear market on our perceived net worth. At 1,939 days old, this bull market is the fourth longest and has already lasted twice as long as the average since 1928. Although we don’t expect a recession over the next year, we are overdue for a correction. Bear markets follow bulls by definition, and on average can erode about one-third of stock portfolio values.1

Although we are overdue for a correction, stocks have room to move higher. Since 1960 the S&P 500 Index has traded at 16.5x the next twelve months’ earnings when excluding the single digit PE’s experienced during the high inflation period of 1973-81.2 The current (and credible) next twelve months’ consensus S&P 500 earnings estimate from FactSet is $117.70, suggesting fair value of 1942 — right in line with today’s level. However, should we look to estimates for calendar 2015 (currently $127.04), the market has 7% upside to about 2100. Dividend Discount Model math also supports a 2100 S&P 500 level. Assuming the current 2% dividend yield persists, the Index would need to pay $42/share in 2015. 5% dividend growth off our $40 2014 S&P 500 Index dividend/share estimate appears realistic relative to our expectations for corporate earnings growth and implies a historically low 33% payout ratio.

While ever mindful of the macro-economic investment climate, we spend most of our time on security-specific research. Recall that Hamlin stocks are picked with an aim to pay us a compensatory and growing cash return, and they should be managed by executives who demonstrate a commitment to increase future dividend payouts. We invest primarily in businesses with high dividend yields, manageable debt loads, attractive returns on equity, and ample free cash flow-to-dividend coverage ratios. We still believe that miniscule money market interest rates are confounding income-hungry retirees. We think that aging Americans and their

1	Source: Ned Davis Research (NDR). Data based on S&P 500 returns since 1928. Bull markets defined as periods with a 20% or greater increase in the index level without a 20% correction, and bear markets defined as periods with a 20% or greater decline without a 20% upside correction. Over the 25 bear markets since 1928, the average decline has been 35.7%.

2	Calculation for average PE since 1960 divides year end S&P 500 closing price by the actual operating earnings for the following year, as calculated by Longrundata.com, an aggregator of third party historical financial data.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2014
(Unaudited)

investment advisors will favor the very same high-income stocks that we are purchasing for the mutual fund, particularly given the sector’s potential tax advantage.

Yours truly,

Hamlin Capital Management, LLC

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Mutual fund investing involves risk, including possible loss of principal. A company may reduce or eliminate its dividend, causing losses to the fund. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from social, economic, or political instability in other nations.

Definition of the Comparative Index

The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2014
(Unaudited)

SECTOR WEIGHTINGS†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 98.4%

	Shares	Value
CONSUMER DISCRETIONARY — 23.7%
CBS Outdoor Americas	146,935	$4,801,836
Cinemark Holdings	250,810	8,868,642
Cracker Barrel Old Country Store	74,595	7,427,424
Garmin	87,725	5,342,452
Lamar Advertising, Cl A	97,475	5,166,175
Leggett & Platt	276,085	9,464,194
National CineMedia	206,705	3,619,404
Pearson ADR	384,685	7,620,610
Regal Entertainment Group, Cl A	442,411	9,334,872
Six Flags Entertainment	203,290	8,649,990
Thomson Reuters	282,450	10,269,882

		80,565,481

CONSUMER STAPLES — 2.4%
Kraft Foods Group	133,395	7,997,030

ENERGY — 13.2%
Alliance Resource Partners LP (A)	91,068	4,248,322
Baytex Energy	238,995	11,029,619
Canadian Oil Sands	520,065	11,774,272
ConocoPhillips	76,885	6,591,351

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2014
(Unaudited)

COMMON STOCK — continued

	Shares	Value
ENERGY — continued
Dorchester Minerals LP (A)	170,904	$5,219,408
Vermilion Energy	86,120	6,002,564

		44,865,536

FINANCIALS — 20.7%
Corrections Corp of America REIT	333,300	10,948,905
Federated Investors, Cl B	221,865	6,860,066
FNB	867,059	11,115,696
Hospitality Properties Trust REIT	373,355	11,349,992
People’s United Financial	743,335	11,276,392
Plum Creek Timber REIT	166,055	7,489,081
Ryman Hospitality Properties REIT	230,580	11,102,427

		70,142,559

HEALTH CARE — 6.9%
AbbVie	115,380	6,512,047
GlaxoSmithKline ADR	205,475	10,988,803
Merck	102,800	5,946,980

		23,447,830

INDUSTRIALS — 2.4%
Eaton	104,520	8,066,854

INFORMATION TECHNOLOGY — 9.0%
Cisco Systems	298,045	7,406,418
Intel	315,100	9,736,590
Microchip Technology	115,045	5,615,346
Seagate Technology	137,045	7,786,897

		30,545,251

MATERIALS — 8.5%
Dow Chemical	164,910	8,486,269
LyondellBasell Industries, Cl A	32,530	3,176,554
Nucor	108,455	5,341,409
Potash Corp of Saskatchewan	166,405	6,316,734
Sonoco Products	123,970	5,446,002

		28,766,968

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2014
(Unaudited)

COMMON STOCK — continued

	Shares	Value
TELECOMMUNICATION SERVICES — 6.7%
AT&T	333,775	$11,802,284
BCE	245,020	11,114,107

		22,916,391

UTILITIES — 4.9%
Public Service Enterprise Group	226,525	9,239,955
Suburban Propane Partners LP (A)	163,115	7,503,290

		16,743,245

TOTAL COMMON STOCK (Cost $288,853,686)		334,057,145

SHORT-TERM INVESTMENT (B) — 2.4%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.02% (Cost $8,265,881)	8,265,881	8,265,881

TOTAL INVESTMENTS — 100.8% (Cost $297,119,567)		$342,323,026

Percentages are based on Net Assets of $339,655,797.
(A)	Securities considered Master Limited Partnership. at June 30, 2014, these securities amounted to $16,971,020, or 5.0% of net assets.
(B)	The reporting rate is the 7-day effective yield as of June 30, 2014.
ADR	— American Depositary Receipt
Cl	— Class
LP	— Limited Partnership
REIT	— Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2014
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $297,119,567)	$342,323,026
Dividend and Interest Receivable	769,863
Receivable for Capital Shares Sold	629,339
Reclaim receivable	32,592
Prepaid Expenses	21,910

Total Assets	343,776,730

Liabilities:
Payable for Investment Securities Purchased	2,109,008
Payable for Capital Shares Redeemed	1,292,248
Income Distributions Payable	389,472
Payable due to Adviser	214,090
Payable due to Administrator	31,901
Shareholder Servicing Fees Payable (Investor Class Shares)	29,802
Distribution Fees Payable (Investor Class Shares)	7,001
Chief Compliance Officer Fees Payable	2,761
Other Accrued Expenses and Other Payables	44,650

Total Liabilities	4,120,933

Net Assets	$339,655,797

Net Assets Consist of:
Paid-in Capital	$282,061,870
Undistributed Net Investment Income	472,434
Accumulated Net Realized Gain on Investments	11,918,034
Net Unrealized Appreciation on Investments	45,203,459

Net Assets	$339,655,797

Net Asset Value and Offering Price Per Share Institutional Class Shares ($305,590,216 ÷ 14,065,820 shares)	$21.73

Net Asset Value and Offering Price Per Share Investor Class Shares ($34,065,581 ÷ 1,572,304 shares)	$21.67

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
FOR THE SIX MONTHS ENDED
JUNE 30, 2014
(Unaudited)

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$5,107,130
Less: Foreign Taxes Withheld	(147,044)

Total Investment Income	4,960,086

Expenses:
Investment Advisory Fees	1,288,984
Administration Fees	154,679
Shareholder Servicing Fees (Investor Class Shares)	32,757
Distribution Fees (Investor Class Shares)	32,757
Trustees’ Fees	5,541
Chief Compliance Officer Fees	4,587
Transfer Agent Fees	40,818
Registration and Filing Fees	16,894
Legal Fees	15,372
Printing Fees	11,901
Audit Fees	11,002
Custodian Fees	4,115
Other Expenses	4,939

Total Expenses	1,624,346

Less:
Waiver of Investment Advisory Fees	(269,940)

Net Expenses	1,354,406

Net Investment Income	3,605,680

Net Realized Gain on Investments	10,180,172
Net Change in Unrealized Appreciation (Depreciation) on Investments	18,265,755

Net Realized and Unrealized Gain on Investments	28,445,927

Net Increase in Net Assets Resulting from Operations	$32,051,607

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations:
Net Investment Income	$3,605,680	$3,791,866
Net Realized Gain on Investments	10,180,172	6,282,763
Net Change in Unrealized Appreciation (Depreciation) on Investments	18,265,755	25,632,757

Net Increase in Net Assets Resulting From Operations	32,051,607	35,707,386

Dividends and Distributions:
Dividends from Net Investment Income:
Institutional Class Shares	(2,877,833)	(3,217,932)
Investor Class Shares	(255,413)	(264,068)
Distributions from Net Realized Gains:
Institutional Class Shares	—	(4,381,167)
Investor Class Shares	—	(451,308)

Total Dividends and Distributions	(3,133,246)	(8,314,475)

Capital Share Transactions:(1)
Institutional Class Shares:
Issued	100,069,928	128,789,836
Reinvestment of Distributions	2,488,361	6,554,007
Redemption Fees — Note 2	870	1,881
Redeemed	(15,716,702)	(22,670,797)

Increase in Net Assets From Institutional Class Shares Transactions	86,842,457	112,674,927

Investor Class Shares:
Issued	12,522,733	10,388,276
Reinvestment of Distributions	255,412	704,358
Redemption Fees — Note 2	12	—
Redeemed	(1,572,159)	(2,646,193)

Increase in Net Assets From Investor Class Shares Transactions	11,205,998	8,446,441

Net Increase in Net Assets From Share Transactions	98,048,455	121,121,368

Total Increase in Net Assets	126,966,816	148,514,279

Net Assets:
Beginning of Period	212,688,981	64,174,702

End of Period (including undistributed net investment income of $472,434 and $—, respectively)	$339,655,797	$212,688,981

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amount designated as “—” is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout The Period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Period Ended December 31, 2012‡
Institutional Class Shares
Net Asset Value, Beginning of Period	$19.57		$15.40	$15.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.29		0.55	0.41
Net Realized and Unrealized Gain	2.08		4.48	0.16

Total from Investment Operations	2.37		5.03	0.57

Dividends and Distributions:
Net Investment Income	(0.21)		(0.39)	(0.17)
Net Realized Gains	—		(0.47)	—

Total Dividends and Distributions	(0.21)		(0.86)	(0.17)

Redemption Fees*	0.00	(1)	0.00 (1)	0.00	(1)

Net Asset Value, End of Period	$21.73		$19.57	$15.40

Total Return†	12.09%		32.89%	3.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$305,590		$192,784	$55,537
Ratio of Expenses to Average Net Assets	1.00	%††	1.00%	1.00	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.21	%††	1.31%	2.69	%††
Ratio of Net Investment Income to Average Net Assets	2.84	%††	2.80%	3.58	%††
Portfolio Turnover Rate	15	%^	35%	32	%^

*	Per share calculations were performed using average shares for the period.
†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
††	Annualized.
^	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Amount represents less than $0.01 per share.
‡	Commenced operations on March 30, 2012.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout The Period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Period Ended December 31, 2012‡
Investor Class Shares
Net Asset Value, Beginning of Period	$19.53		$15.38	$15.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.24		0.46	0.37
Net Realized and Unrealized Gain	2.06		4.47	0.14

Total from Investment Operations	2.30		4.93	0.51

Dividends and Distributions:
Net Investment Income	(0.16)		(0.31)	(0.13)
Net Realized Gains	—		(0.47)	—

Total Dividends and Distributions	(0.16)		(0.78)	(0.13)

Redemption Fees*	0.00	(1)	—	—

Net Asset Value, End of Period	$21.67		$19.53	$15.38

Total Return†	11.80%		32.24%	3.45%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$34,066		$19,905	$8,637
Ratio of Expenses to Average Net Assets	1.50	%††	1.50%	1.50	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.71	%††	1.81%	3.19	%††
Ratio of Net Investment Income to Average Net Assets	2.38	%††	2.30%	3.21	%††
Portfolio Turnover Rate	15	%^	35%	32	%^

*	Per share calculations were performed using average shares for the period.
†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
††	Annualized.
^	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Amount represents less than $0.01 per share.
‡	Commenced operations on March 30, 2012.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2014
(Unaudited)

NOTES TO FINANCIAL STATEMENTS
1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 54 funds. The financial statements herein are those of the Hamlin High Dividend Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek high current income and long-term capital gain. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2014
(Unaudited)

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

As of June 30, 2014, there were no securities valued in accordance with the fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2014
(Unaudited)

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of June 30, 2014, all of the Fund’s investments were Level 1. For details of the investment classification, reference the Schedule of Investments. For the six months ended June 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the six months ended June 30, 2014, there were no Level 3 securities.

For the six months ended June 30, 2014, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended June 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2014
(Unaudited)

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2014
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interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income semi-annually. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 7 days. For the six months ended June 30, 2014, the Fund retained redemption fees of $870 and $12 for Institutional Class Shares and Investor Class Shares, respectively. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

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4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for an annual fee equal to the higher of $100,000 per fund, plus $15,000 per additional class over two classes or 0.12% of the first $500 million, 0.10% of the next $500 million, and 0.08% on assets in excess of $1 billion of the Fund’s average daily net assets.

The Fund has adopted the Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Investor Class Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. For the six months ended June 30, 2014, the Fund’s Investor Class Shares incurred $32,757 of distribution fees, an effective rate of 0.25%.

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the six months ended June 30, 2014, the Fund’s Investor Class Shares incurred $32,757 of shareholder servicing fees, an effective rate of 0.25%.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Hamlin Capital Management, LLC (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Institutional Class

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Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund’s Institutional Class Shares’ average daily net assets until April 30, 2015. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Investor Class Shares’ total annual operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund’s Investor Class Shares’ average daily net assets until April 30, 2015. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2015. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 1.00% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

At June 30, 2014, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until December 31:	Amount
3/30/2012-12/31/2012*	2015	$290,742
1/1/2013-12/31/2013	2016	426,797
1/1/2014-6/30/2014	2017	269,940

		$987,479

*	Commenced operations on March 30, 2012.

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6.	Share Transactions:

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Share Transactions:
Institutional Class Shares
Issued	4,869,340	7,136,818
Reinvestment of Distributions	114,513	344,554
Redeemed	(767,823)	(1,237,214)

Net Institutional Class Shares Capital Share Transactions	4,216,030	6,244,158

Investor Class Shares
Issued	620,817	571,225
Reinvestment of Distributions	11,786	37,116
Redeemed	(79,437)	(150,683)

Net Investor Class Shares Capital Share Transactions	553,166	457,658

Net Increase in Shares Outstanding From Share Transactions	4,769,196	6,701,816

7.	Investment Transactions:

For the six months ended June 30, 2014, the Fund made purchases of $143,919,494 and sales of $37,680,799 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

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The tax character of dividends and distributions declared during the year ended December 31, 2013 and the period ended December 31, 2012 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2013	$7,211,776	$1,102,699	$8,314,475
2012	503,939	—	503,939

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$815,859
Undistributed Long-Term Capital Gains	359,127
Net Unrealized Appreciation	27,500,580

Total Accumulated Losses	$28,675,566

Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses. Capital loss of $29,997 was utilized for the year ended December 31, 2013.

There are no capital loss carryforwards in the current year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at June 30, 2014, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$297,119,567	$46,247,014	$(1,043,555)	$45,203,459

9.	Concentration of Risks:

The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
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10.	Other:

At June 30, 2014, 58% of Institutional Class Shares total shares outstanding were held by two record shareholders and 90% of Investor Class Shares total shares outstanding were held by three record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

11.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
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DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES – concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Annualized Expense Ratios	Expenses Paid During Period*
Hamlin High Dividend Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,120.90	1.00%	$5.26
Investor Class Shares	1,000.00	1,118.00	1.50	7.88

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.84	1.00%	$5.01
Investor Class Shares	1,000.00	1,017.36	1.50	7.50

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

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APPROVAL OF ADVISORY AGREEMENT

Board Considerations in Re-Approving the Advisory Agreement

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 19, 2013 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and

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other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

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Investment Performance of the Fund and the Adviser

The Board was provided with information regarding the Fund’s performance since the Agreement was approved. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which any such

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economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including expense limitation and fee waiver arrangements. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Fund.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Hamlin High Dividend Equity Fund

PO Box 219009

Kansas City, MO 64121-9009

1-855-HHD-FUND

Adviser:

Hamlin Capital Management, LLC

640 Fifth Avenue, 6th Floor

New York, NY 10019

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund.

HCM-SA-001-0300

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.    Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 5, 2014

By (Signature and Title)	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller & CFO

Date: September 5, 2014